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                                  EXHIBIT 10.6E

                       THIRD AMENDMENT TO CREDIT AGREEMENT


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               EXHIBIT 10.6E: THIRD AMENDMENT TO CREDIT AGREEMENT


                  This Amendment dated as of August 8, 1995, is between Bank of America National Trust and Savings Association (the "Bank") and Williams-Sonoma, Inc. (the "Borrower").

                                    RECITALS

                  A. The Bank and the Borrower entered into a certain Amended and Restated Credit Agreement dated as of October 13, 1994 (as previously amended, the "Agreement").

                  B.  The Bank and the Borrower desire to amend the Agreement.

                                    AGREEMENT

                  1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

                  2. Amendments. The Agreement is hereby amended as follows:

                           2.1 Paragraph 1.1(a) of the Agreement is amended by changing the amount of the Facility 1 Commitment as follows:

                        Period                       Commitment Amount
                        ------                       -----------------
         From the date of this
         Amendment through 08/21/95                  $83,000,000
         08/22/95 through 12/16/95                   $80,000,000
         12/17/95 through 04/30/96                   $45,000,000
         05/01/96 through the Expiration Date        $65,000,000


                           2.2 The first sentence of Paragraph 2.2 of the Agreement is amended to read as follows:

                  The amount of the letters of credit and shipside bonds outstanding at any one time (including the drawn and unreimbursed amounts of the letters of credit) may not exceed the following: (a) from the date of this Amendment through August 21, 1995, Seventeen Million Dollars ($17,000,000); (b) from August 22, 1995 through December 16, 1995, Twenty Million Dollars ($20,000,000); and (c) thereafter, Twenty Five Million Dollars ($25,000,000).

                           2.3 Subparagraph (e) of Paragraph 7.6 ("Other Debts") is amended to read as follows:

                                    (e) Additional debts and lease obligations
                  (excluding real property leases) for business purposes; provided that the portion of such debts and leases which exceeds the amount of any cash collateral and security deposits which have been provided to the lender or lessor must not exceed a total principal amount of Five Million Dollars ($5,000,000) in the aggregate outstanding at any time.

                           2.4 A new subparagraph (d) is added to Paragraph 7.7 ("Other Liens") as follows:


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                                    (d) Cash collateral and security deposits
                  provided in connection with debts and lease obligations incurred to finance the acquisition of fixed assets (excluding real property); provided that the amount of such collateral and security deposits must not exceed Three Million Dollars ($3,000,000) at any time.

                           2.5 The address of the Borrower, stated at the end of the Agreement, is changed to: 3250 Van Ness Avenue, San Francisco, CA 94109.

                           2.6 New paragraphs 8.14 and 8.15 are added to Article 8 ("Events of Default") as follows:

                                    8.14 Debts of Guarantors. Any guarantor of
                  the Borrower's obligations under this Agreement has outstanding or incurs any direct or contingent debts or lease obligations (except real property leases) (other than those to the Bank), or becomes liable for the debts of others without the Bank's written consent, other than:

                                         (a) Acquiring goods, supplies, or
                           merchandise on normal trade credit.

                                         (b) Endorsing negotiable instruments
                           received in the usual course of business.

                                         (c) Obtaining surety bonds in the usual
                           course of business.

                                         (d) Debts, lines of credit and leases
                           in existence on the date of this Amendment disclosed in writing to the Bank.

                                         (e) Guaranties by Williams-Sonoma
                           Stores, Inc.; The Pottery Barn East, Inc.; Gardener's Eden, Inc.; Hold Everything, Inc.; and Chambers Catalog Company, Inc., of the obligations of the Borrower under the privately placed unsecured term loan referred to in paragraph 7.6(f) (as added in the first Amendment to the Agreement).

                                         (f) Additional debts and lease
                           obligations (excluding real property leases) for business purposes which do not exceed a total principal amount of Five Million Dollars ($5,000,000) outstanding at any one time in the aggregate for the Borrower and all guarantors.

                                    8.15 Other Liens Incurred by Guarantors. Any
                  guarantor of the Borrower's obligations under this Agreement creates, assumes, or allows any security interest or lien securing obligations for borrowed money (or securing a guaranty of an obligation for borrowed money) on property such guarantor now or later owns, except:

                                         (a) Liens for taxes not yet due.

                                         (b) Liens outstanding on the date of
                           this Agreement disclosed in writing to the Bank.

                                         (c) Additional purchase money security
                           interests in property acquired after the date of this Agreement.


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                  3. Conditions Subsequent. The Borrower agrees to provide to the Bank the following items, in form and content acceptable to the Bank, within the time limits stated. Any failure to satisfy this condition shall be an event of default under the Agreement:

                           (a) No later than August 11, 1995, guaranties signed by Williams-Sonoma Stores, Inc.; The Pottery Barn East, Inc.; Gardener's Eden, Inc.; Hold Everything, Inc.; and Chambers Catalog Company, Inc., each in the amount of One Hundred Twenty Million Dollars ($120,000,000).

                  4. Representations and Warranties. When the Borrower signs this Amendment, the Borrower represents and warrants to the Bank that:

                           (a) There is no event which is, or with notice or lapse of time or both would be, an event of default under the Agreement, as hereby amended;

                           (b) The representations and warranties in the Agreement are true and correct as of the date of this Amendment as if made on the date of this Amendment;

                           (c) This Amendment is within the Borrower's powers, has been duly authorized, and does not conflict with any of the Borrower's organizational papers; and

                           (d) This Amendment does not conflict with any law, agreement, or obligation by which the Borrower is bound.

                  5. Effect of Amendment. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

                  6. Consent of Bank. The Bank hereby consents to the terms and conditions of the Note Agreement covering the purchase of the Borrower's $40,000,000 7.20% Senior Notes, and the notes issued thereunder, in the form which has been provided to the Bank.

                  This Amendment is executed as of the date first stated above.

Bank of America National                 Williams-Sonoma, Inc.
Trust and Savings Association

By /s/Hagop V. Bouldoukian               By /s/W. Howard Lester
   -----------------------                  -------------------
   Hagop V. Bouldoukian                     W. Howard Lester
   Vice President                           Chairman and Chief Executive Officer

                                         By /s/Russell Solt
                                            ---------------
                                            Russell Solt
                                            Senior Vice President


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